SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                           BDI INVESTMENT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                       OF

                           BDI INVESTMENT CORPORATION


     Notice is hereby given that the Annual Meeting of Stockholders of BDI Investment Corporation will be held at the offices of the Company, 990 Highland Drive, Suite 100, Solana Beach, California on Friday, October 25, 2002 at 11:00 in the forenoon for the following purposes:

     1.   To elect three (3) directors for the ensuing year.

     2. To ratify the selection of Lavine, Lofgren, Morris & Engelberg certified public accountants, as the Company's auditors for fiscal 2003.

     3. To consider and act upon other matters which may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on August 19, 2002 as the date of determining the stockholders of record entitled to receive notice of, and to vote at, the Annual Meeting. Whether or not you expect to be present you are requested to complete and sign the enclosed proxy and return it in the stamped envelope provided. Stockholders who are present at the meeting may revoke their proxies and vote in person.

                                            By Order of the Board of Directors

                                            BDI INVESTMENT CORPORATION



                                            /s/ Donald Brody
                                            ----------------
                                            Donald Brody
                                            Secretary

Solana Beach, CALIFORNIA

August 28, 2002

                           BDI INVESTMENT CORPORATION
                                 PROXY STATEMENT

     The following statement is furnished in connection with the solicitation by the board of directors of BDI Investment Corporation, 990 Highland Drive, Suite 100, Solana Beach, CA 92075, a New Jersey corporation (hereinafter called the "Company"), of proxies to be used at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company on Friday, October 25, 2002 at 11:00 in the forenoon, and at all adjournments thereof. The Company is registered pursuant to Section 8(b) of the Investment Company Act of 1940 as a closed end diversified investment company. This Proxy Statement and the enclosed form of proxy are being sent or given to stockholders on or about August 28, 2002.

Proxies and Voting at the Meeting
---------------------------------

     The Board of Directors has fixed the close of business on August 19, 2002 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and, accordingly, only stockholders of record at the close of business on that date will be entitled to receive notice of and to vote at said meeting. At the close of business on the record date, there were outstanding and entitled to vote at the meeting 1,421,551 shares of the Company's Common Stock which were held of record by 210 stockholders. Each share is entitled to one vote. A majority of the shares of Common Stock voting at the meeting is required for the approval of each matter being submitted to a vote of stockholders.

     A form of proxy is enclosed for use at the meeting if a stockholder is unable to attend in person. The proxy may be revoked at any time before it is exercised if a stockholder notifies the secretary of the meeting, in writing, of a desire to revoke or by attending the meeting and voting in person. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted for the proposals described in this Proxy Statement. In the event a stockholder specifies a different choice by means of the proxy, that stockholder's shares will be voted in accordance with such specification.

     The entire cost of soliciting these proxies will be borne by the Company. In following up the original solicitation of the proxies by mail, the Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the stock and may reimburse them for their expense in so doing. If necessary, the Company my also use its Secretary and his assistants to solicit proxies from the stockholders, either personally or by telephone or special letter.

Principal Stockholders
----------------------

     The only person or entity that owns of record, or that is known by the Company to own beneficially, more than five (5) percent of the outstanding voting securities of the Company is Arsobro, L.P. Its holdings as of August 19, 2002 were as follows:

Shares of Common               Stock Owned                            Percent
Names and Address of           Beneficially as of                     of
Stockholders                   August 19, 2002                        Class
------------                   ---------------                        ----
Arsobro, L.P.
990 Highland Drive               1,316,957                            92.64%
Solana Beach, California




(1)      Arthur Brody generally possesses the sole power
         to vote and to make investment decisions with respect
         to all of the shares beneficially owned by the
         Arsobro, L.P.   By virtue of his beneficial ownership
         of such shares, Mr. Brody is a "control person" of the Company.


                            DESIGNATION OF INVESTMENT
                               ADVISER, PAYMENT OF
                              BROKERAGE COMMISSIONS

     All investment decisions for the Company are made by Arthur Brody. Mr. Brody is the principal partner of the principal shareholder of the company and is the company's chairman and chief executive officer. Mr. Brody does not receive a salary for his services in selecting investments and managing the Company's investment portfolio. The Company has not entered into in the past and does not now intend during the coming fiscal year to enter into a contract with any person or firm to serve as an investment adviser.

     During the fiscal year ended June 29, 2002 the Company's investment portfolio consisted largely of tax exempt notes and bonds. Tax exempt obligations are purchased and sold by municipal securities dealers on a principal basis. No separately identifiable commission is paid.

     In effecting trades, the Company utilizes municipal securities dealers with a national reputation and expertise in trading tax exempt securities. The Company selects dealers who, in the judgement of management, are able to execute orders on an expeditious basis and at the best obtainable price. The providing of research or other services to the Company is not a factor affecting the selection of a municipal securities dealer.

                                   PROPOSAL 1

                           ELECTION OF THREE DIRECTORS

     The Bylaws of the Company provides that the number of directors shall be not less than three and no more than eleven members. By resolution the Board of Directors has fixed the number of directors at three. Therefore, three directors are to be elected to serve a term of one year and thereafter until their respective successors shall have been elected and shall have qualified. Unless a stockholder either indicates "authority withheld" on his/her proxy or indicates on his/her proxy that his/her shares should not be voted for certain nominees, it is intended that the person named in the proxy will vote for all of the nominees listed below. Discretionary authority is solicited to vote for the election of a substitute for any of said nominees, who, for any reason presently unknown, cannot be a candidate for election. Three of the Company's present directors intend to stand for reelection. Each nominee has consented to being named in the Proxy Statement and to serve if elected.

     During the fiscal year ended June 29, 2002 the Board of Directors held three regular meetings. All of the Company's directors were present for all three meetings. The Board of Directors does not have standing audit, nominating or compensation committees or committees performing similar functions. The board held special board meetings on August 24, 2001 and June 27, 2002 at which all directors participated either in person or by conference call.

     The following table sets forth the names of the three nominees for election to the Board of Directors, the principal occupation or employment of each nominee during the last five years, the principal business of the organization in which said occupation or employment is carried on, the age of each nominee, the period during which each nominee has served as a director of the Company, the expiration date of the term for which each nominee has been nominated, and the approximate number of shares and percentage of the class of Common Stock of the Company beneficially owned by each nominee as of August 19, 2002. All nominees are presently serving as directors of the Company.




                                                                                      Owned
                  Position and Office with                                Expira-     Beneficially
                  Company and Other                         Director      tion        as of              Percentage
Name              Principal Occupation            Age       Since         of Term     8/19/02 (1)        of Class
----              --------------------            ---       -----         -------     -----------        --------
Arthur Brody      Chairman of the Board           82        1958          10/2003     1,316,957  (2)     92.64
                  of Directors, President
                  and Chief Executive
                  Officer of the Company.
                  Also serves as  Chairman
                  and Chief Executive Officer
                  of Brodart Co.(Manufacturer
                  and distributor of library
                  and school supplies, books
                  and furniture.)





Edward L. Kane    Independent Consultant;         64        1990          10/2003         1,400           0.10
                  Chairman of Kane/Miller
                  Book Publishers;
                  Adjunct Professor,
                  California Western School
                  of Law; Chairman and
                  CEO of Altis Outpatient
                  Services, Inc. 1993 thru 1/95;
                  President of Craig Corporation
                  from 1988 to 1993;
                  President of Reading Company
                  from 1991 to 1993.






Michael Stolper   President, Stolper and          56        1986          10/2003           300           0.02
                  Company, Inc. (pension
                  consulting firm which is a
                  registered investment advisor);
                  member of Board of Directors of
                  Meridian Fund (registered
                  investment company), 1983
                  to present; Director and
                  shareholder of Aster Capital
                  Management (registered investment
                  advisor); and Director of
                  Pasadena Capital Corp.
                  (registered investment advisor).

*Arthur Brody and Sophie Brody may be deemed to be interested persons of the Company as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their owning in excess of five (5) percent of the Company's Common Stock.


     (1) As of August 19, 2002, the only officer of the Company nominated herein who owned beneficially shares of the Company's Common Stock was Arthur Brody. (1,316,957 shares in the aggregate representing 92.64% of the outstanding Common Stock).

     (2) For a description of the nature of the beneficial ownership of Arthur and Sophie Brody, see footnotes (1) to the "Principal Stockholders" chart.

     (3) Mr. Kane and Mr. Stolper are the only nominees to the Company's Board of Directors who are directors of another company with a class of securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934, or any company subject to Section 15(d) of that Act or registered as an investment company under the Investment Company Act of 1940.

     (4) Although Stolper and Company, Inc., is a registered investment adviser, Mr. Stolper does not provide investment advice to the Company other than in his capacity as a board member and does not receive any fees or compensation other than regular fees paid to all non-officer board members.

Remuneration of Officers and Directors
--------------------------------------

     During the fiscal year ended June 29, 2002, no officer or director of the Company received any direct or contingent form of remuneration other than fees paid to all non-officer directors.

     Non-officer directors presently receive an annual director's fee of $500, plus $250 for each meeting of the Board which they attend, and $125 for each telephonic Board meeting they participate in.

     The Company does not presently maintain any stock option plan, pension plan or profit sharing plan for officers or employees.


                                   PROPOSAL 2

                        SELECTION OF INDEPENDENT AUDITORS

     Lavine, Lofgren, Morris & Engelberg, certified public accountants, has been selected and approved by the Board of Directors to examine and report on the accounts of the Company for the fiscal year ending June 28, 2003. That firm conducted the audit of the Company's accounts for the 2002 fiscal year.

     A representative of Lavine, Lofgren, Morris & Engelberg is not expected to be present at the Annual Meeting of Stockholders on October 25, 2002. Therefore, a representative will not have an opportunity to make a statement at the meeting, and is not expected to be available to respond to questions from stockholders.

     Section 32(b) of the Investment Company Act or 1940 requires that the selection of accountants by the Company's Board of Directors be ratified at the Annual Meeting of Stockholders.

Accordingly, stockholders are being asked to ratify the selection of Lavine, Lofgren, Morris & Engelberg as the Company's independent auditors for the fiscal year ending June 28, 2003.



                                  OTHER MATTERS

     At the time this Proxy Statement was mailed to stockholders, the Board of Directors was not aware that any matter other than those referred to in the form of proxy would be presented for action at the meeting. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted with respect to those matters in accordance with the best judgement of the persons voting them. The proxies will be effective at any adjournment of the Annual Meeting. Provided a quorum is present in person or by proxy, the Company does not intend to adjourn the meeting, even if an insufficient number of affirmative votes is received with respect to any proposal.



                     NOTICE REGARDING FILING OF SHAREHOLDER
                        PROPOSALS AT 2003 ANNUAL MEETING

     As required by the Rules of the Securities and Exchange Commission, the Company hereby notifies all stockholders that if a stockholder intends to present a proposal at the 2003 Annual Meeting of Stockholders, the proposal must be received by the Company in writing no later than April 11, 2003 in order for such proposal to be eligible for inclusion in the Company's Proxy Statement and form of proxy for next year's meeting.

                                  ANNUAL REPORT

     A copy of the Company's annual report for the fiscal year ended June 29, 2002, including financial statements, is being sent along with this Proxy Statement for review by the stockholders. The annual report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. Additional copies of the Annual Report may be obtained by writing to BDI Investment Corporation, 990 Highland Drive, Suite 100, Solana Beach, California 92075, Attention: Mr. Arthur Brody, Chairman.



                                             By Order of the Board of Directors


                                             /s/ Donald Brody
                                             ----------------
                                             Donald Brody
                                             Secretary


August 28, 2002

                           BDI INVESTMENT CORPORATION

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

                ANNUAL MEETING OF STOCKHOLDERS, OCTOBER 25, 2002

The undersigned hereby appoints ARTHUR BRODY attorney and proxy, with power of substitution, to vote for and on behalf of the undersigned at the annual meeting of stockholders of the Company to be held on October 25, 2002 and at any adjournment thereof, upon matters properly coming before the meeting, as set forth in the Notice of Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said attorney and proxy is instructed to vote as follows:

     (1) Election of the Board's nominees for Directors. (The Board of Directors recommends a vote "FOR".)

[_]  FOR all nominees listed below (except as marked to the contrary below).

[_]  WITHHOLD AUTHORITY to vote for nominees listed below.

Nominees: Arthur Brody, Edward L. Kane and Michael Stolper

INSTRUCTION:  To withhold authority to vote for any one or more nominees, write the name(s) of such nominee(s) in the space provided below:

--------------------------------------------------------------------------------

     (2) Ratification of the selection of Lavine, Lofgren, Morris & Engelberg, certified public accountants, as the Company's independent auditors for fiscal 2003. (The Board of Directors recommends a vote "FOR")

               [_] FOR           [_] AGAINST         [_] ABSTAIN

                   (Continued and to be signed on reverse side)

     (3) Upon all such other matters as may properly come before the meeting and/or any adjournment thereof, as they in their discretion may determine. The Board of Directors is not aware of any other matters.

     UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED ON THIS PROXY, THIS PROXY WILL BE VOTED FOR ALL OF THE BOARD'S NOMINEES AND FOR THE RATIFICATION OF LAVINE, LOFGREN, MORRIS & ENGELBERG AS THE COMPANY'S INDEPENDENT AUDITORS.


Please sign exactly as              DATED:
your name appears on your                 ----------------------------------
stock certificate.  Give
full title if any attorney,
executor, administrator,
trustee, Guardian, etc.             SIGNATURE:
                                              ------------------------------

For each account in the             PRINT NAME:
name of two or more                            -----------------------------
persons, each should
sign, or if one signs               Please sign this proxy and
he/she should attach                return it promptly whether
evidence of his/her                 or not you expect to attend
authority.                          the meeting.  You may
                                    nevertheless vote in person
                                    if you do attend.

                           BDI INVESTMENT CORPORATION

                              FINANCIAL STATEMENTS
                        For The Year Ended June 29, 2002
                         (with auditor's report thereon)

                           BDI INVESTMENT CORPORATION

                                TABLE OF CONTENTS

                        For The Year Ended June 29, 2002





--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT                                                   1
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

   Statement of Assets and Liabilities                                         2
   Schedule of Investments                                                  3-11
   Statement of Operations                                                    12
   Statements of Changes in Net Assets                                        13
   Notes to Financial Statements                                           14-17
   Financial Highlights                                                       18
   Corporate Data                                                             19

--------------------------------------------------------------------------------

            [LETTERHEAD - LAVINE, LOFGREN, MORRIS & ENGELBERG, LLP]

                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors of
BDI Investment Corporation
Solana Beach, California


We have audited the accompanying statement of assets and liabilities of BDI Investment Corporation including the schedule of investments as of June 29, 2002, the related statement of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of June 29, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BDI Investment Corporation as of June 29, 2002, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ Lavine, Lofgren, Morris & Engelberg, LLP
--------------------------------------------
LAVINE, LOFGREN, MORRIS & ENGELBERG, LLP

July 24, 2002



                           BDI INVESTMENT CORPORATION

                       STATEMENT OF ASSETS AND LIABILITIES

                                  June 29, 2002

-----------------------------------------------------------------------------------------------------------------

Assets:
        Investments at market value (cost:  $13,486,000)                                            $ 14,251,000
        Cash and cash equivalents                                                                        205,000
        Interest receivable                                                                              232,000
-----------------------------------------------------------------------------------------------------------------

              Total assets                                                                            14,688,000
-----------------------------------------------------------------------------------------------------------------

Liabilities:
        Accounts payable                                                                                  10,000
        Dividends payable                                                                                428,000
-----------------------------------------------------------------------------------------------------------------

              Total liabilities                                                                          438,000
-----------------------------------------------------------------------------------------------------------------



Net assets                                                                                          $ 14,250,000
-----------------------------------------------------------------------------------------------------------------

Net asset value per share (based on 1,421,551 shares
        outstanding, net of 3,600 treasury shares)                                                       $ 10.02
-----------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


                           BDI INVESTMENT CORPORATION

                             SCHEDULE OF INVESTMENTS

                                  June 29, 2002
-----------------------------------------------------------------------------------------

                                                                               Value at
          Issuer and Title of Issue                  Par Value                  Year End
-----------------------------------------------------------------------------------------

         California Tax Exempt Bonds
-----------------------------------------------------------------------------------------

    Alhambra, California; City Elementary            $ 200,000                  $ 217,000
    5.250%; September 1, 2012

    Anaheim, California; Water Revenue;                100,000                    102,000
    6.000%; July 1, 2003

    Bakersfield, California; Public Financing          180,000                    184,000
    Authority Revenue; Series A; 5.800%;
    September 15, 2006

    Banning, California; Community                      80,000                     81,000
    Redevelopment Agency; 7.000%;
    March 1, 2020

    Berkeley California Unified School                  40,000                     41,000
    District; Refunding Unlimited Tax;
    5.000%; August 1, 2017

    California Educational Facilities Authority        135,000                    144,000
    Revenue Refunding, Harvey Mudd
    College; 6.050%; December 1, 2008

    California Health Facilities Financing             100,000                    101,000
    Authority Revenue, AIDS
    Healthcare Foundation; 5.900%;
    September 1, 2002

    California Health Facilities Financing             200,000                    208,000
    Authority Revenue, AIDS
    Healthcare Foundation; 6.000%;
    September 1, 2003


    The accompanying notes are an integral part of the financial statements.


                           BDI INVESTMENT CORPORATION

                             SCHEDULE OF INVESTMENTS

                                  June 29, 2002
-----------------------------------------------------------------------------------------

                                                                                Value at
           Issuer and Title of Issue                  Par Value                 Year End
-----------------------------------------------------------------------------------------

     California Tax Exempt Bonds, continued
-----------------------------------------------------------------------------------------

     California Health Facilities Financing           $ 200,000                 $ 211,000
     Authority Revenue, Episcopal
     Homes Foundation; 5.000%;
     February 1, 2011

     California Health Facilities Financing             100,000                   105,000
     Authority Revenue, Stanford Healthcare;
     5.000%; November 15, 2013

     California Housing Finance Agency                  165,000                   172,000
     Revenue, Home Mortgage; Series C;
     5.200%; February 1, 2013

     California Housing Finance Agency                   25,000                    25,000
     Revenue, Home Mortgage;
     6.250%; February 1, 2006

     California; State Public Works Board;               60,000                    65,000
     Lease; Substance Abuse
     5.250%; January 1, 2013

     California; State Public Works Board;              125,000                   133,000
     Lease; California State University;
     5.000%; October 1, 2010

     California; State Public Works Board;              100,000                   101,000
     Lease; Department of Forestry and Fire;
     4.700%; October 1, 2014

     California; State Public Works Board;              210,000                   233,000
     Lease; Various Universities;
     5.500%; June 1, 2014

   The accompanying notes are an integral part of the financial statements.



                           BDI INVESTMENT CORPORATION

                             SCHEDULE OF INVESTMENTS

                                  June 29, 2002
-----------------------------------------------------------------------------------------

                                                                                 Value at
            Issuer and Title of Issue                 Par Value                  Year End
-----------------------------------------------------------------------------------------

     California Tax Exempt Bonds, continued
-----------------------------------------------------------------------------------------
     California; State Public Works Board;            $ 100,000                 $ 111,000
     Lease; Department of Corrections;
     5.500%; June 1, 2015

     California; State Public Works Board;              150,000                   164,000
     Lease; Long Beach and
     San Luis Obispo Series B; 5.600%;
     April 1, 2006

     California; Statewide Community                    425,000                   478,000
     Development Certificate of Participation,
     San Gabriel Valley; 5.375%;
     September 1, 2007

     Carlsbad, California; Improvement Board;            75,000                    77,000
     Act 1915; District 97-1; 5.450%;
     September 2, 2010

     Carlsbad, California; Improvement Board;            75,000                    77,000
     Act 1915; District 97-1; 5.350%;
     September 2, 2009

     Contra Costa County, California;                   100,000                   111,000
     CTFS PTRN; 6.200%; August 1, 2008

     Contra Costa County, California;                   165,000                   170,000
     CTFS PTRN; Merrithew Memorial
     Hospital Replacement Project;
     6.400%; November 1, 2005


   The accompanying notes are an integral part of the financial statements.



                           BDI INVESTMENT CORPORATION

                             SCHEDULE OF INVESTMENTS

                                  June 29, 2002
-----------------------------------------------------------------------------------------


                                                                               Value at
          Issuer and Title of Issue                   Par Value                Year End
-----------------------------------------------------------------------------------------

   California Tax Exempt Bonds, continued
-----------------------------------------------------------------------------------------
    Corona, California; Single Family                   $ 5,000                   $ 5,000
    Mortgage Revenue Service; 5.500%;
    November 1, 2010

    Duarte, California; Redevelopment                   100,000                   107,000
    Agency; Tax Allocation; 5.950%;
    September 1, 2004

    East Municipal Water & Sewer                        250,000                   266,000
    District of California; 5.375%;
    July 1, 2013

    El Monte, California; Water Authority;              240,000                   264,000
    5.200%; September 1, 2012

    Emeryville, California; Public Financing            340,000                   372,000
    Authority; Revenue Bond;
    5.700%; September 1, 2007

    Escondido, California; Multi-Family                  75,000                    79,000
    Housing Revenue; FNMA; 5.250%;
    January 1, 2005

    Escondido, California; Multi-Family                  75,000                    78,000
    Housing Revenue; 5.400%; FNMA;
    July 1, 2007

    Horicon Elementary School                           235,000                   253,000
    District; 5.900%; August 1, 2012



   The accompanying notes are an integral part of the financial statements.



                               BDI INVESTMENT CORPORATION

                                 SCHEDULE OF INVESTMENTS

                                      June 29, 2002
--------------------------------------------------------------------------------------------


                                                                                Value at
         Issuer and Title of Issue                    Par Value                 Year End
--------------------------------------------------------------------------------------------

   California Tax Exempt Bonds, continued
--------------------------------------------------------------------------------------------

    Inyo County, California; CTFS PARTN;              $ 175,000                 $ 185,000
    County Jail; 5.000%; February 1, 2011

    Lynwood, California; Public Financing               250,000                   288,000
    Authority; Lease Revenue; 6.000%;
    September 1, 2012

    Metro Water District; Waterworks                    500,000                   520,000
    Revenue; 5.400%; July 1, 2010

    Metro Water District; Waterworks                     50,000                    51,000
    Revenue; 5.500%; July 1, 2019

    Metro Water District; Waterworks                    400,000                   408,000
    Revenue; 5.500%; July 1, 2013

    Metro Water District; Waterworks                    350,000                   350,000
    Revenue; 5.000%; July 1, 2020

    Mid-Peninsula Regional Open                         150,000                   165,000
    Space District; 6.950%;
    September 1, 2008

    Montclair, California; Redevelopment                 15,000                    18,000
    Agency; Residential Mortgage Revenue;
    7.750%; October 1, 2011

    Montebello, California; Community                   100,000                   107,000
    Redevelopment Agency; 5.150%;
    September 1, 2012

    Palmdale, California; Single                         45,000                    50,000
    Family Mortgage Revenue;
    7.000%; September 1, 2011


 The accompanying notes are an integral part of the financial statements.



                           BDI INVESTMENT CORPORATION

                             SCHEDULE OF INVESTMENTS

                                  June 29, 2002
------------------------------------------------------------------------------------------



                                                                                Value at
          Issuer and Title of Issue                   Par Value                 Year End
------------------------------------------------------------------------------------------

    California Tax Exempt Bonds, continued
------------------------------------------------------------------------------------------

    Placer County, California Water Agency;           $ 600,000                 $ 624,000
    Revenue; Certificate of Participation;
    5.500%; July 1, 2010

    Pleasanton, California; CTFS Partnership;           145,000                   148,000
     6.700%; October 1, 2006

    Pomona, California; General Federal                 120,000                   129,000
    Lease Financing; CTFS Partnership;
    5.500%; August 1, 2011

    Redding, California; School District;                40,000                    40,000
    5.000%; March 1, 2019

    Riverside County, California; Asset                 235,000                   247,000
    Leasehold Revenue Hospital;
    6.000%; June 1, 2004

    Riverside City, California;                         600,000                   609,000
    Electric Revenue; 5.000%;
    October 1, 2013

    Rossmoor Community Services                         105,000                   109,000
    District Improvement Board; 5.800%;
    September 2, 2005

    Sacramento, California; Municipal Utility           490,000                   512,000
    District Electric; 5.250%; May 1, 2013

    Sacramento, California; New Public                   50,000                    51,000
    Housing Authority; 6.000%;
    December 1, 2007

    San Diego, California; Burnham Inst.;               100,000                   105,000
    5.150%; September 1, 2006


The accompanying notes are an integral part of the financial statements.



                           BDI INVESTMENT CORPORATION

                             SCHEDULE OF INVESTMENTS

                                  June 29, 2002
-------------------------------------------------------------------------------------------------------------------

                                                                                                         Value at
                 Issuer and Title of Issue                                     Par Value                 Year End
-------------------------------------------------------------------------------------------------------------------

           California Tax Exempt Bonds, continued
-------------------------------------------------------------------------------------------------------------------

     San Diego, California; Redevelopment;                                     $ 200,000                 $ 212,000
     Horton Plaza, 5.550%; November 1, 2015

     San Francisco, California; Port                                             100,000                   107,000
     Commission; Revenue; 5.500%;
     July 1, 2004

     San Francisco, California; New Public                                        50,000                    51,000
     Housing Authority; 5.125%; August 1, 2010

     San Joaquin, California; Certificate                                        200,000                   212,000
     of Participation; General Hospital
     Project; 5.900%; September 1, 2003

     San Luis Obispo, California;                                                100,000                   102,000
     Water Treatment Plant;
     5.375%; June 1, 2008

     San Luis Obispo, California;                                                105,000                   108,000
     Water Treatment Plant;
     5.500%; June 1, 2009

     Sanger, California; Unified School                                          125,000                   138,000
     District; 5.350%; August 1, 2015

     Santa Clara County, California;                                             150,000                   154,000
     Housing Authority; 4.500%;
     November 1, 2007

     Santa Clara, California; Redevelopment                                      200,000                   215,000
     Agency; 5.250%; June 1, 2013

     Santa Maria, California; Redevelopment;                                     600,000                   612,000
     5.000%; June 1, 2016



 The accompanying notes are an integral part of the financial statements.



                           BDI INVESTMENT CORPORATION

                             SCHEDULE OF INVESTMENTS

                                  June 29, 2002
 ------------------------------------------------------------------------------------------------------------------


                                                                                                          Value at
                 Issuer and Title of Issue                                     Par Value                  Year End
-------------------------------------------------------------------------------------------------------------------

           California Tax Exempt Bonds, continued
-------------------------------------------------------------------------------------------------------------------

     Sierra Unified School District,                                           $ 200,000                 $ 211,000
     California; CTFS Partnership Financing;
     5.650%; March 1, 2004

     Sonoma, California; Community                                                80,000                    81,000
     Redevelopment Agency, Tax Allocation;
     7.900%; August 1, 2014

     Stockton, California; CTFS Partnership;                                     250,000                   270,000
     COP; 5.600%; August 1, 2014

     Tahoe Forest Hospital District,                                             250,000                   273,000
     California; Insured Health Facility
     Revenue; 5.850%; August 1, 2004

     Tehachapi, California; Unified School                                       600,000                   621,000
     District; 6.300%; August 1, 2021

     Temecula Valley Unified School District                                     100,000                   104,000
     Financing Project, California; 5.900%;
     September 1, 2004

     University of California, Revenue Bond,                                     130,000                   140,000
     Series B; 5.875%; September 1, 2008

     Vallejo, California; Mortgage Revenue;                                      575,000                   584,000
     5.650%; May 1, 2027

     Westminster City, California; Certificate                                   335,000                   369,000
     of Participation - Public Improvement
     Project; 5.750%; June 1, 2009
-------------------------------------------------------------------------------------------------------------------

     Total California Tax Exempt Bonds (98%)                                  13,300,000                14,015,000
-------------------------------------------------------------------------------------------------------------------

 The accompanying notes are an integral part of the financial statements.



                               BDI INVESTMENT CORPORATION

                                 SCHEDULE OF INVESTMENTS

                                      JUNE 29, 2002
--------------------------------------------------------------------------------------------------------------

                                                                                                    Value at
                 Issuer and Title of Issue                                 Par Value                Year End
--------------------------------------------------------------------------------------------------------------

               Puerto Rico Tax Exempt Bonds
--------------------------------------------------------------------------------------------------------------
    Puerto Rico; HFC SFM                                                  $ 235,000                 $ 236,000
    Mortgage Revenue;
    7.500%; April 1, 2022
--------------------------------------------------------------------------------------------------------------

    Total Puerto Rico Tax Exempt Bonds (2%)                                 235,000                   236,000
--------------------------------------------------------------------------------------------------------------

    Total Investments (100%)                                             13,535,000                14,251,000
--------------------------------------------------------------------------------------------------------------


 The accompanying notes are an integral part of the financial statements.



                           BDI INVESTMENT CORPORATION

                             STATEMENT OF OPERATIONS

                        For the year ended June 29, 2002
-----------------------------------------------------------------------------------------------

Investment income:
     Tax-exempt interest                                               $ 744,000
     Tax-exempt dividends                                                  1,000
---------------------------------------------------------------------------------

            Total income                                                             $ 745,000


Expenses:
     Bookkeeping                                                          36,000
     Professional fees                                                    15,000
     Directors' fees                                                       3,000
     Transfer agent fees                                                   3,000
     Dividend distribution fees                                            4,000
     Other operating expense                                               4,000
---------------------------------------------------------------------------------

            Total expenses                                                              65,000
-----------------------------------------------------------------------------------------------

            Net investment income                                                      680,000
-----------------------------------------------------------------------------------------------

Realized and unrealized gain on investments:
     Proceeds from sales and bond redemptions                            475,000
     Cost of investments sold and redeemed
         (identified cost basis)                                         462,000
---------------------------------------------------------------------------------

            Net realized gain on investment transactions                  13,000

     Net change in unrealized appreciation on investments                123,000
-----------------------------------------------------------------------------------------------

            Net realized and unrealized gain on investments                            136,000
-----------------------------------------------------------------------------------------------

     Net increase in net assets resulting from operations                            $ 816,000
-----------------------------------------------------------------------------------------------

 The accompanying notes are an integral part of the financial statements.


                           BDI INVESTMENT CORPORATION

                       STATEMENT OF CHANGES IN NET ASSETS

               FOR THE YEARS ENDED JUNE 29, 2002 and JUNE 30, 2001
------------------------------------------------------------------------------------------------------------------------


                                                                                           2002                2001
------------------------------------------------------------------------------------------------------------------------
Increase in net assets from operations:
      Net investment income                                                             $ 680,000            $ 701,000
      Net realized gain on investment transactions                                         13,000               37,000
      Net change in unrealized appreciation on investments                                123,000              365,000
------------------------------------------------------------------------------------------------------------------------

           Net increase in net assets resulting
                from operations                                                           816,000            1,103,000

      Distributions to shareholders from net investment income                           (701,000)            (696,000)
------------------------------------------------------------------------------------------------------------------------

           Total increase in net assets                                                   115,000              407,000

Net assets:
      Beginning of period                                                              14,135,000           13,728,000
------------------------------------------------------------------------------------------------------------------------

      End of period (including undistributed net
           investment income of $500,000 - 2002 and
           $521,000 - 2001)                                                          $ 14,250,000         $ 14,135,000
------------------------------------------------------------------------------------------------------------------------


 The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                                  June 29, 2002
--------------------------------------------------------------------------------



                                     NOTE 1
                                     GENERAL

After many years as an operating company, on January 10, 1984, BDI Investment Corporation ("the Company") filed a Registration Statement on Form N-2 with the Securities and Exchange Commission to register under the Investment Company Act of 1940 as a closed-end diversified management investment company. The Company initiated operations as a regulated investment company on June 30, 1984. The Company is incorporated under the laws of New Jersey.


                                     NOTE 2
                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                                   Fiscal Year

The Company's fiscal year ends on the Saturday nearest June 30. The fiscal year ending in 1999 reflects a 53 week year and the fiscal years ending in 2002-2000 and 1998 reflect a 52 week year.

                                Cash Equivalents

The Company considers all highly liquid investments with original maturity of three months or less to be cash equivalents for the purpose of determining cash flows. Cash equivalents include liquid money market funds.

                                   Investments

The investment portfolio consists primarily of tax-exempt bonds which are valued at the last bid price on the last business day of the period.

Gross unrealized appreciation and depreciation on investments on a federal income tax basis as of June 29, 2002 were $187,000 and ($64,000), respectively. The aggregate cost of securities for federal income tax purposes approximates amortized cost.

                           BDI INVESTMENT CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                                  June 29, 2002
--------------------------------------------------------------------------------


                               NOTE 2 - CONTINUED
                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                               Income Recognition

Security transactions are recorded on the trade date. Purchases of securities are recorded at cost. Any premiums paid or discounts received are recognized in the determination of realized gain or loss. The Company amortizes bond premiums and discounts over the life of the bond using the effective yield method. Purchased interest income is accrued and recorded based upon settlement dates. The difference between amortized cost and value is reflected as unrealized appreciation (depreciation) on investments.

                                Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from estimates.

                                      Taxes

The Company has qualified as a Regulated Investment Company under certain provisions of the Internal Revenue Code beginning with the fiscal year starting July 1, 1984. Under such provisions, the Company will not be subject to federal income tax on income which it receives and distributes to its shareholders, provided that it distributes substantially all such income. As a Regulated Investment Company, the Company "passes through" to its shareholders the character of the income which it receives.

                                  Distributions

It is the Company's policy to record dividends to shareholders as of the earlier of the date they are declared by the Board of Directors or the record date. All dividends declared during the current year represent distributions from net investment income.

Dividends per share during 2002 consisted of $.0237, $.17 and $.30, and during 2001 consisted of $.0197, $.22 and $.25, respectively.

                           BDI INVESTMENT CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                                  June 29, 2002
--------------------------------------------------------------------------------



                                     NOTE 3
             OFF BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK

The Company invests primarily in California state and municipal bonds, most of which are guaranteed by the state or privately insured. At June 29, 2002, the value of all municipal bonds was $14,251,000. In addition, the Company's cash and cash equivalents consist of uninsured deposits with a major broker-dealer.

The Company holds financial instruments with off balance sheet risk in the normal course of business, specifically relating to bonds with call provisions. Such bonds are recorded at the market value in the amount of $11,686,000 and though this is in excess of the stated call value of $11,298,000 at year end, the market value reflects, among other things, the call value risk.


                                     NOTE 4
                                 DIRECTORS' FEES

The Company pays fees and provides expense reimbursement to members of the Board of Directors who are not officers of the Company. Directors' fees for the year ended June 29, 2002 were $3,000.

                                     NOTE 5
                           RELATED PARTY TRANSACTIONS

The Company pays an affiliate for bookkeeping services. Fees for the year ended June 29, 2002 were $36,000.

Investment management services are provided to the Company by its chief executive officer and principal shareholder. The Company's chief executive officer does not charge fees for these services because he is the majority shareholder.


                                     NOTE 6
                        PURCHASES AND SALES OF SECURITIES

For the year ended June 29, 2002, the aggregate cost of security purchases was $527,000 and the aggregate proceeds from sales or redemptions of securities was $475,000.

No fees are charged by the securities custodian, a customary practice when securities transactions occur with that institution.

                           BDI INVESTMENT CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                                  June 29, 2002
--------------------------------------------------------------------------------


                                     NOTE 7
                                  INCOME TAXES

For the year ended June 29, 2002, no income tax expense was incurred due to the Company's qualification as a Regulated Investment Company and the distribution of substantially all its income for the current fiscal year to its shareholders. At June 29, 2002, the Company has capital loss carryovers totaling $51,000 which expire in the years 2002 to 2008.


                                     NOTE 8
                                   NET ASSETS

                                                                      June 29,            June 30,
                                                                        2002                2001
                                                               --------------------------------------
Preferred stock, without par value: authorized
      500,000 shares; issued, none                                  $         --        $         --
Common stock, par value $.10 per share: authorized
      4,500,000 shares; issued, 1,425,151                                143,000             143,000
                Less treasury stock at cost, 3,600 shares                (22,000)            (22,000)
Additional paid-in capital                                             3,673,000           3,673,000
Accumulated undistributed net investment income                          500,000             521,000
Accumulated undistributed net realized losses                            (51,000)            (64,000)
Unrealized appreciation on investments                                   765,000             642,000
Retained earnings at June 30, 1984                                     9,242,000           9,242,000
-----------------------------------------------------------------------------------------------------

                                                    Net Assets      $ 14,250,000        $ 14,135,000
-----------------------------------------------------------------------------------------------------


Retained earnings at June 30, 1984 represent cumulative undistributed earnings of the Company prior to its qualification as a regulated investment company.


                                     NOTE 9
                           CAPITAL STOCK TRANSACTIONS

There were no capital stock transactions for the Company for the years ending June 29, 2002, and June 30, 2001.



                           BDI INVESTMENT CORPORATION

                              FINANCIAL HIGHLIGHTS

         For the Years Ended June 29, 2002, June 30, 2001, July 1, 2000,
                         July 3, 1999, and June 27, 1998
----------------------------------------------------------------------------------------------------------------------

Selected data for one share of common stock outstanding throughout each year follows (1999 is a 53 week year, 2002 - 2000 and 1998 are 52 week years):

                                                   2002           2001           2000           1999           1998
----------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year                $ 9.94         $ 9.65           9.85           9.96           9.63
----------------------------------------------------------------------------------------------------------------------

Income from investment operations:
     Net investment income                          0.47           0.49           0.49           0.51           0.51
     Net realized and unrealized
        gain (loss) on investments                  0.10           0.28          (0.19)         (0.11)          0.36
----------------------------------------------------------------------------------------------------------------------

        Total from investment
            operations                              0.57           0.77           0.30           0.40           0.87

Less distributions to shareholders:
     Distributions from
        net investment income                      (0.49)         (0.48)         (0.50)         (0.51)         (0.54)
----------------------------------------------------------------------------------------------------------------------

Net asset value, end of year                       10.02           9.94           9.65           9.85           9.96
----------------------------------------------------------------------------------------------------------------------

Total return                                       5.73%          7.98%          3.07%          4.04%          9.00%
----------------------------------------------------------------------------------------------------------------------

Net assets, end of period
     (in millions)                                  14.3           14.1           13.7           14.0           14.2

Ratio of expenses to
     average net assets                             .45%           .45%           .45%           .42%           .48%

Ratio of net investment
     income to average net
     assets                                        4.76%          4.98%          5.02%          5.15%          5.16%

Portfolio turnover                                 3.34%          5.81%          7.18%          5.06%          6.15%
----------------------------------------------------------------------------------------------------------------------

Number of shares outstanding
     at end of period                          1,421,551      1,421,551      1,421,551      1,421,551      1,421,551


                           BDI INVESTMENT CORPORATION

                                 CORPORATE DATA

--------------------------------------------------------------------------------





Chairman of the Board of Directors,            Arthur Brody
Chief Executive Officer and President

Director                                       Edward Kane

Director                                       Michael Stolper

Secretary                                      Donald Brody

Treasurer                                      Teresa Whorton

Counsel                                        Lowenstein Sandler, PC

Auditors                                       Lavine, Lofgren, Morris
                                                 & Engelberg, LLP

Transfer Agent                                 Registrar and Transfer Company

Custodian                                      Morgan Stanley Dean Witter